Exhibit 99.1

Zymeworks Announces Proposed Public Offering

Vancouver, Canada and Seattle, Washington (January 26, 2022) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced that it has commenced an underwritten public offering of its common shares and, in lieu of common shares to certain investors, pre-funded warrants to purchase its common shares. The proposed offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed. In addition, Zymeworks intends to grant the underwriters a 30-day option to purchase up to an additional 15% of the number of common shares offered in the offering (including shares underlying the pre-funded warrants), at the public offering price, less the underwriting discounts and commissions.

Jefferies, Evercore ISI, Stifel and Wells Fargo Securities are acting as joint book-running managers for the proposed offering. Raymond James is acting as lead co-manager for the proposed offering.

An automatically effective shelf registration statement relating to the securities offered in the public offering described above was filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2021. The proposed offering will be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to the proposed offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained by contacting Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com, Evercore Group L.L.C., Attention: Equity Capital Markets, 55 East 52nd Street, 35th Floor, New York, NY 10055, by telephone at (888) 474-0200, or by email at ecm.prospectus@evercore.com; Stifel, Nicolaus & Company, Incorporated, Attention: Prospectus Department, One Montgomery Street, Suite 3700, San Francisco, CA 94104, by telephone at (415) 364-2720, or by email at syndprospectus@stifel.com, or Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 500 West 33rd Street, New York, NY 10001, by telephone at (833) 690-2713, or by email at cmclientsupport@wellsfargo.com.

No securities are being offered or sold, directly or indirectly, in Canada or to any resident of Canada.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements that relate to the offering, the anticipated size of the offering, the grant of the option to purchase additional shares and other information that is not historical information. When used herein, words such as “expect” and “will” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: market conditions and the other risks identified in Zymeworks’ filings with the SEC. Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Mary Klem

(604) 678-1388

media@zymeworks.com